UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 7, 2019

Frontier Communications Corporation

(Exact name of registrant as specified in its charter)

Delaware

Delaware	001-11001	06-0619596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Merritt 7, Norwalk, Connecticut 06851

(Address of principal executive offices) (Zip Code)

(203) 614-5600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange
Common Stock, $0.25 par value	FTR	The NASDAQ Stock Market, LLC

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 7, 2019, Frontier Communications Corporation (the “Company”) amended and restated its bylaws to, among other things, modify the director and officer indemnification provisions to clarify that certain references to indemnification include advancement of expenses. The foregoing does not purport to be a complete description of the amended and restated bylaws and is qualified in its entirety by reference to the full text of the amended and restated bylaws, a copy of which is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its 2019 Annual Meeting of Stockholders on May 7, 2019. The number of shares of common stock present at the Annual Meeting was 87,519,730, or 83.1% of the shares of common stock outstanding on March 11, 2019, the record date for the Annual Meeting. At the Annual Meeting, the following items were submitted to a vote of stockholders:

(1) All nominees were elected to serve on the Board of Directors pursuant to the following votes:

DIRECTOR	FOR	AGAINST	ABSTAIN
Peter C.B. Bynoe	37,928,424	5,755,503	508,985
Diana S. Ferguson	39,800,744	3,916,946	475,222
Edward Fraioli	40,699,375	2,980,904	512,633
Daniel J. McCarthy	41,157,697	2,653,977	381,238
Michael R. McDonnell	41,621,346	2,185,129	386,437
Pamela D.A. Reeve	40,249,657	3,473,858	469,397
Virginia P. Ruesterholz	41,211,703	2,624,399	356,810
Robert A. Schriesheim	41,023,921	2,783,725	385,266
Howard L. Schrott	37,432,662	6,272,808	487,442

There were 43,326,818 broker non-votes with respect to each nominee.

(2) The advisory proposal to approve executive compensation was not approved and received the following vote:

FOR	AGAINST	ABSTAIN
19,319,568	22,090,049	2,783,295

There were 43,326,818 broker non-votes with respect to this matter.

(3) The appointment of KPMG LLP as Frontier’s independent registered public accounting firm for 2019 was ratified with the following vote:

FOR	AGAINST	ABSTAIN
79,105,485	7,364,072	1,050,173

There were no broker non-votes with respect to this matter.

(4) The stockholder proposal on equity compensation was not approved and received the following vote:

FOR	AGAINST	ABSTAIN
6,285,597	37,212,177	695,138

There were 43,326,818 broker non-votes with respect to this matter.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

3.1	Bylaws of Frontier Communications Corporation, as amended May 7, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRONTIER COMMUNICATIONS CORPORATION

Date: May 9, 2019	By:	/s/ Mark D. Nielsen
Mark D. Nielsen
Executive Vice President, Chief Legal Officer and Secretary